EXHIBIT 99.2

                           NeoMedia Technologies, Inc.

                                  Exhibit 99.2

                              Notice of Redemption


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                              NOTICE OF REDEMPTION

                                To the Holders of
                           NEOMEDIA TECHNOLOGIES, INC.
                   Five-Year Redeemable Warrant(s) to Purchase
                            One Share of Common Stock

         Notice is hereby given that all five-year redeemable warrants to purchase one share of Common Stock of NeoMedia Technologies, Inc., a Delaware corporation (the "Company") at $7.375 per share ("Warrant") have been called by the Company for redemption on December 18, 1997 (the "Call Date") at the redemption price of $.05 per Warrant. All holders of record on the Call Date will receive the redemption price. The redemption is being made in accordance with the provisions of the Warrant Certificate and the Warrant Agreement dated as of November 25, 1996, between the Company and American Stock Transfer and Trust Company of New York, as Warrant Agent.

         Payment of the total redemption price will be made on or after the Call Date upon presentation and surrender of certificates for Warrants and return of the Letter of Transmittal accompanying this Notice completely filled in and signed to American Stock Transfer and Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005 ("Redemption Agent"). WARRANTS SHOULD NOT BE SURRENDERED FOR REDEMPTION, AND THE LETTER OF TRANSMITTAL SHOULD NOT BE SIGNED AND RETURNED TO THE REDEMPTION AGENT, UNLESS THE HOLDER THEREOF WISHES TO RECEIVE THE REDEMPTION PRICE OF $.05 PER WARRANT. On and after the Call Date, the Warrants will be deemed to be no longer outstanding and the holders thereof will be entitled to no rights as such holders except the right to receive payment of the total redemption price.

                  ALTERNATIVES AVAILABLE TO HOLDERS OF WARRANTS

         Holders of Warrants have the following alternatives:

         1. EXERCISE. Prior to the close of business (5:00 p.m. Central time) on December 18, 1997, to exercise any or all of the Warrants to purchase shares of common Stock of the Company at a price of $7.375 per share.

         2. REDEMPTION. To surrender the Warrants for redemption at a price of $.05 per Warrant.

         3. SALE THROUGH ORDINARY BROKERAGE TRANSACTIONS. To sell the Warrants through open market brokerage transactions. After December 18, 1997, the Call Date, a holder of Warrants will not be entitled to exercise the Warrants to purchase common stock. This is expected to have an impact on the market for the Warrants. Holders of Warrants who wish to make sales should consult their own brokers as to the current market value of the Warrants and if and when such Warrants should be sold.

                            FACTORS TO BE CONSIDERED

         EACH WARRANT REPRESENTS THE RIGHT TO PURCHASE ONE SHARE OF COMMON STOCK OF THE COMPANY AT A PRICE OF $7.375 PER SHARE. DURING THE 38-DAY PERIOD FROM THE DATE OF THIS NOTICE TO 5:00 P.M., CENTRAL TIME, ON DECEMBER 18, 1997 (THE "NOTICE PERIOD"), ALL OWNERS OF WARRANTS HAVE THE RIGHT TO


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EXERCISE THEIR WARRANTS BY SURRENDERING THEM, WITH THE FORM OF ELECTION TO
PURCHASE INCLUDED ON THE WARRANT CERTIFICATE PROPERLY COMPLETED AND EXECUTED, TOGETHER WITH PAYMENT OF THE AGGREGATE EXERCISE PRICE FOR ALL WARRANTS SO EXERCISED, TO AMERICAN STOCK TRANSFER & TRUST COMPANY, 40 WALL STREET, 46TH FLOOR, NEW YORK, NEW YORK 10005. EACH WARRANT WHICH IS NEITHER EXERCISED NOR SOLD DURING THE NOTICE PERIOD WILL BE REDEEMED AT $.05 PER WARRANT AND SUCH WARRANTS AFTER THE CALL DATE SHALL THEN BE NULL AND VOID.

            Based on the closing price of the common stock of the Company on November 7, 1997, the market value of one share of common stock which a Warrant holder would receive by exercising a Warrant to purchase one share of common stock on that date would be $9.5625. Such value will vary depending on changes in the market price of the common stock. AS LONG AS THE MARKET PRICE OF THE COMPANY'S COMMON STOCK REMAINS ABOVE $7.375 PER SHARE, THE HOLDERS OF WARRANTS WHO EXERCISE SUCH WARRANTS WILL RECEIVE COMMON STOCK HAVING A GREATER CURRENT MARKET VALUE TO THEM THAN THE CASH THE HOLDER WOULD RECEIVE UPON REDEMPTION. FAILURE TO SELL THE WARRANTS OR TO EXERCISE THE WARRANTS TO PURCHASE ONE SHARE OF COMMON STOCK AT $7.375 PER SHARE BEFORE THE CLOSE OF BUSINESS ON DECEMBER 18, 1997 WILL RESULT IN THE WARRANTS BEING REDEEMED.

            Under federal law, Paying Agents making payment of interest or principal on corporate securities or making payments of principal on municipal securities may be obligated to withhold a 20% tax from remittances to individuals who have failed to furnish the Paying Agent with a valid Taxpayer Identification Number. Holders of Warrants who wish to avoid the imposition of this tax should submit certified Taxpayer Identification Numbers when presenting their Warrants for redemption or exercise.

            Further information and additional copies of the Letter of Transmittal may be obtained from American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005. Inquiries or requests may be directed to the Redemption Agent at 800-937-5449.

                       BY ORDER OF THE BOARD OF DIRECTORS
                           NEOMEDIA TECHNOLOGIES, INC.

Dated: November 10, 1997.


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                              LETTER OF TRANSMITTAL
      TO ACCOMPANY CERTIFICATES OF FIVE-YEAR REDEEMABLE WARRANT TO PURCHASE
                  ONE SHARE OF COMMON STOCK AT $7.375 PER SHARE
                                       OF
                           NEOMEDIA TECHNOLOGIES, INC.

AMERICAN STOCK TRANSFER & TRUST COMPANY, Redemption Agent
If by mail or hand delivery:

                           40 WALL STREET, 46TH FLOOR
                            NEW YORK, NEW YORK 10005
WARRANTS SHOULD NOT BE SURRENDERED FOR REDEMPTION, AND THIS LETTER OF TRANSMITTAL SHOULD NOT BE SIGNED AND RETURNED TO THE REDEMPTION AGENT, UNLESS THE HOLDER THEREOF WISHES TO RECEIVE THE REDEMPTION PRICE OF $.05 PER WARRANT.

                        SEE INSTRUCTIONS ON REVERSE SIDE

Gentlemen:

            I hereby appoint you as my agent to SURRENDER all enclosed certificate(s) listed below for five-year redeemable warrant(s) to purchase one share of Common Stock of NeoMedia Technologies, Inc. (the "Company") at $7.375 per share ("Warrant") FOR REDEMPTION in accordance with the Notice of Redemption accompanying this Letter of Transmittal. You are directed after you accept the surrender of such certificate(s) on behalf of the Company to pay to me in exchange therefor $.05 per Warrant represented by the enclosed certificate(s). The undersigned hereby warrants that the undersigned is the exclusive owner of the Warrants represented by the enclosed certificate(s) and that the Warrants and certificate(s) being submitted are free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned hereby acknowledges that delivery of the enclosed certificate(s) shall pass, only upon proper delivery thereof, to the Redemption Agent.

NAME AND ADDRESS OF REGISTERED HOLDER                             NUMBER OF
(AS IT APPEARS ON WARRANT CERTIFICATE(S))   CERTIFICATE NUMBER     WARRANTS
-----------------------------------------   ------------------    ----------

-----------------------------------------   ------------------    ----------

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                                            TOTAL
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(Attach separate schedule if required)

                 FOR SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS,
                      PLEASE COMPLETE BOXES ON REVERSE SIDE

All authority conferred herein survives the death or incapacity of the undersigned, and all obligations of the undersigned shall be binding upon the heirs, personal representatives and assigns of the undersigned.

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Signature(s) of Owner(s)
(Must be signed by Registered Holder(s) or by person(s) authorized to sign. See Instruction 3 on reverse side.)


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                                   SIGN HERE

Under the penalties of perjury, I certify that the taxpayer identification or social security number provided on the address label attached above or written below is true, correct and complete.

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(Signature(s) of Registered Owner(s) or Authorized Agent)

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(Tax Identification or Social Security Number)

                                        , 1997
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(Please date)
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         Must be signed by registered holder(s) exactly as name appears on the certificate(s), or the authorized representative of such registered holder(s), or by person(s) to whom check is to be drawn (see Instruction 3).

         Under federal law, we are required to request your taxpayer identification number (if you are an individual, your taxpayer number is your social security number). Without this number, you may be subject to a 20% withholding. For specified details on this law, please contact your tax advisor or attorney.


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               INSTRUCTIONS (FOR COMPLETING LETTER OF TRANSMITTAL)

WARRANTS SHOULD NOT BE SURRENDERED FOR REDEMPTION, AND THIS LETTER OF TRANSMITTAL SHOULD NOT BE SIGNED AND RETURNED TO THE REDEMPTION AGENT, UNLESS THE HOLDER THEREOF WISHES TO RECEIVE THE REDEMPTION PRICE OF $.05 PER WARRANT.

         1. INSTRUCTIONS. This Letter of Transmittal, completely filled in and signed, together with the certificate(s) described on the face hereof, must be delivered to the Redemption Agent at the following address:

            American Stock Transfer & Trust Company
            40 Wall Street, 46th Floor
            New York, New York 10005

         2. PAYMENT IN SAME NAME. If the check is to be issued to the registered holder(s) of the surrendered certificate(s), the surrendered certificate(s) need not be endorsed or accompanied by instruments of assignment and transfer.

         3. SPECIAL PAYMENT INSTRUCTIONS. If the check is to be issued to a person other than the person in whose name the surrendered certificate(s) are registered, (i) the certificate(s) must be duly endorsed in blank by the registered holder(s) therefor or accompanied by a duly executed instrument or assignment in blank, (ii) the Letter of Transmittal must be signed by the registered holder(s) or the person(s) to whom the certificate(s) have been endorsed or assigned, and (iii) the signature on the endorsement or assignment and the signature on the Letter of Transmittal must each by guaranteed by a commercial bank or trust company, a securities dealer who is a member of the National Association of Securities Dealers, Inc., or by a firm having membership on the New York Stock Exchange or American Stock Exchange. If the Letter of Transmittal and endorsement or assignment is executed by an attorney, executor, administrator, guardian or other fiduciary, or by an officer of a corporation, the person executing the Letter of Transmittal and the endorsement or assignment must give his full title in such capacity and proper evidence of his authority to act in such capacity must accompany the certificate(s). In addition, each such certificate must be accompanied by evidence of payment of any applicable transfer taxes. The adequacy of such evidence must be established to the satisfaction of the Redemption Agent.

         If a certificate is in the name of more than one holder, each person named in the certificate must sign. Signature(s) must correspond exactly to the name(s) in the certificate(s) or instruments of transfer. If a holder has certificates registered in different ways, it will be necessary to complete and submit as many Letters of Transmittal as there are different registrations.


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                          SPECIAL PAYMENT INSTRUCTIONS

Use ONLY if the check is to be issued in a name other than the registered holder(s)

Certificates representing the surrendered Warrants must be properly signed and signatures guaranteed. (See Instruction 3 on reverse side.)

Issue and mail check to (please print):

Name:
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Address:-------------------------------------------------------------------

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                                                                 (Zip Code)

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                         SPECIAL DELIVERY INSTRUCTIONS

Use ONLY if the check is to be issued in the name of the registered holder(s) but sent to other than the address of record.

Issue and mail check to (please print):

Name: ----------------------------------------------------------------------

Address: -------------------------------------------------------------------

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                                                                  (Zip Code)
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